EXHIBIT 10.7

                             BUSINESS LEASE BETWEEN

                     PALMETTO LAKES REALTY ASSOCIATES, LTD.,
                                    LANDLORD

                                       AND

                            ROYCE LABORATORIES, INC.,
                                     TENANT

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TABLE OF CONTENTS:

ARTICLE 1:  RENT AND TERM ...........................................1

ARTICLE 2:  TAX, INSURANCE, COMMON AREA MAINTENANCE AND
            SECURITY ESCROW .........................................1

ARTICLE 3:  SECURITY DEPOSIT ........................................2

ARTICLE 4:  EXAMINATION OF PREMISES .................................2

ARTICLE 5:  DELAY OF POSSESSION .....................................2

ARTICLE 6:  USE OF PREMISES .........................................3

ARTICLE 7:  ALTERATIONS .............................................3

ARTICLE 8:  EXTERIOR ................................................3

ARTICLE 9:  INTERIOR  ...............................................3

ARTICLE 10: REGULATIONS .............................................4

ARTICLE 11: INSURANCE ...............................................4

ARTICLE 12: LANDLORD'S LIEN .........................................4

ARTICLE 13: DESTRUCTION OF PREMISES .................................5

ARTICLE 14: PERSONAL PROPERTY .......................................5

ARTICLE 15: CHARGES FOR SERVICES ....................................5

ARTICLE 16: SIGNS AND AWNINGS .......................................5

ARTICLE 17: RIGHT OF ENTRY ..........................................6

ARTICLE 18: TIME ....................................................6

ARTICLE 19: NOTICES .................................................6

ARTICLE 20: LANDLORD'S REMEDIES UPON DEFAULT ........................6

ARTICLE 21: ENVIRONMENTAL INDEMNITY..................................7

ARTICLE 22: INDEMNIFICATION OF LANDLORD..............................8

ARTICLE 23: NO WAIVER BY LANDLORD................................... 8

ARTICLE 24: PEACEFUL POSSESSION......................................8

ARTICLE 25: HEIRS AND ASSIGNS .......................................9

ARTICLE 26: BEYOND LANDLORD'S CONTROL ...............................9

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ARTICLE 27: EMINENT DOMAIN ..........................................9

ARTICLE 28: SURRENDER OF PREMISES ..................................10

ARTICLE 29: DISCHARGE OF LIENS .....................................10

ARTICLE 30: COMMON AREA MAINTENANCE ................................10

ARTICLE 31: ATTORNEY'S FEES ........................................11

ARTICLE 32: WATER DAMAGE ...........................................11

ARTICLE 33: MORTGAGE SUBORDINATION AND ESTOPPEL CERTIFICATE.........11

ARTICLE 34: LANDLORD'S LIABILITY ...................................11

ARTICLE 35: APPLICABLE LAW AND CONSTRUCTION ........................12

ARTICLE 36: CAPTIONS 12.............................................12

ARTICLE 37: ASSIGNMENT .............................................12

ARTICLE 38: OPTION TO RENEW ........................................12

ARTICLE 39: PARKING AND ACCESS .....................................13

ARTICLE 40: PENALTIES AND INTEREST .................................13

ARTICLE 41: LANDLORD IMPROVEMENTS ..................................13

ARTICLE 42: SECURITY PATROL ........................................13

ARTICLE 43: BROKER .................................................13

ARTICLE 44: EXPANSION ..............................................13

ARTICLE 45: OPTION TO PURCHASE......................................14

ARTICLE 46: EXISTING LEASE..........................................14

RULES AND REGULATIONS ..............................................16

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                                 BUSINESS LEASE

         This agreement, entered into this 27th day of April, 1995 between PALMETTO LAKES REALTY ASSOCIATES, LTD., hereinafter called the LANDLORD, and ROYCE LABORATORIES, INC., hereinafter called TENANT.

         WITNESS: That Landlord does this day lease unto Tenant the building space located at 16600-18 NW 54th Avenue and 16636 NW 54th Avenue, Miami, Florida 33014 containing in the aggregate approximately 25,444 square feet (hereinafter referred to as the "Premises" or "Initial Space". Premises shall also include the "Sentry Space" defined in Article 44 hereafter when same is occupied by Tenant).

                            ARTICLE 1: RENT AND TERM

         TO HAVE AND TO HOLD said Premises for the term of sixty (60) months beginning August 1, 1995 and ending July 31, 2000, at and for the agreed rental, payable to and at the office of Landlord, 4752 N.W. 167th Street, Miami Dade, Florida 33014 as follows:

         A. The annual Rent which shall be paid monthly in advance is as follows:

                  Year  1        $4.08/square foot
                        2        $4.24/square foot
                        3        $4.41/square foot
                        4        $4.59/square foot
                        5        $4.77/square foot

         B. Tenant shall also pay at the same time and place as the rental installments such Florida State Sales Tax and other such applicable taxes due on rentals either city, state, county or federal as may be in effect from time to time. Tenant shall also make escrow payments as required by this Lease at the same time and place as the Rent installments.

                           ARTICLE 2: TAX, INSURANCE,
                   COMMON AREA MAINTENANCE AND SECURITY ESCROW

         A. Tenant shall pay to the Landlord as Additional Rent its proportionate share of the following ("Operating Expenses"):

            (i) Any real estate taxes and assessments (A) which shall or may become a lien upon, become due and payable to be assessed, imposed, or levied by lawful taxing authorities against the building, the building site and any other improvements on the building site; (B) which arise in connection with the use, occupancy, or possession of the building site or any part thereof, (C) which become due and payable out of or for the building site, or any part thereof, or
(D) which are imposed, assessed, or levied in lieu of, in substitution for, or in addition to any or all of the foregoing (collectively referred to hereinafter as the "Tax Cost"). The Tax Cost shall not include any charge (such as water meter charge) which is measured by actual user consumption. A real estate tax bill or copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of any real estate taxes, assessments, or installment thereof,

            (ii) All premiums for public liability, fire and extended coverage or all risk, business interruption, and/or any other insurance coverage which may reasonably

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be carried by Landlord insuring the Premises, the building, the building site or any improvements thereon ("Insurance Cost"); and

            (iii) Expense of Common Area Maintenance as set forth in Article 30 hereunder.

            (iv) Tenant's proportional share of any charges incurred by Landlord for security related services. Landlord does not currently retain a security service, but, may do so in the future. In the event that Tenant shall be required to make payments under this subparagraph, Tenant shall not be required to make any payments under Article 42 hereof.

         B. Prior to the Beginning of this Lease and each calendar year, Landlord shall estimate Tenant's proportionate share of the Operating Expenses for the following calendar year and give Tenant written notice of such estimate. Tenant shall pay such amount as Additional Rent in twelve (12) equal monthly installments. Each calendar year, Landlord shall furnish Tenant with a statement of the actual Operating Expenses. Tenant shall pay any deficiency upon receipt of Landlord's notice thereof. Any surplus paid by Tenant during the preceding calendar year shall be applied against the next monthly installments of Rent or Additional Rent due from Tenant. Tenant shall further pay any sales tax due on the above as may be required by law. Tenant's proportionate share shall be defined as a fraction, the numerator of which shall be the square footage of the Premises and the denominator of which shall be the aggregate leasable square footage of the two buildings situate on Tract 5, Second Addition to Palmetto Lakes Industrial Park, Section Two, according to the Plat thereof, Plat Book 113 at Page 55 of the Public Records of Dade County, Florida. The payment of Additional Rent due under this paragraph shall be at the initial rate of $.90 per square foot (plus applicable taxes).

                           ARTICLE 3: SECURITY DEPOSIT

         Tenant shall deposit $4,614.00 at the signing of this Lease bringing its total Security Deposit to $10,559.00. Such sum shall be retained by Landlord as security for the payment by Tenant of the rents herein agreed to be paid by Tenant and for the faithful performance by Tenant of the terms and covenants of this Lease. It is expressly understood that the Security Deposit shall not be considered an advance payment or a measure of Tenant's damages in case of a default by Tenant. It is agreed that Landlord, at Landlord's option, may, at any time after default and the expiration of any applicable grace period, apply said sum or any part thereof toward the payment of the rents and all other sums payable by Tenant under this Lease and towards the performance of each and every of Tenants covenants under this Lease, but such covenants and Tenant's liability under this Lease shall thereby be discharged only to the extent that the Security Deposit is charged against the sum due; that Tenant shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any and all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall require or be deemed to require Landlord to do so; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall be returned by Landlord to Tenant within thirty days next after the expiration of the term of this Lease. Landlord shall not be required to pay Tenant any interest on said Security Deposit.

                       ARTICLE 4: EXAMINATION OF PREMISES

         Tenant, having examined the Premises, is familiar with the condition thereof and relying solely on such examination will take them in it's present condition, unless otherwise expressly agreed upon in writing.

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                         ARTICLE 5: DELAY OF POSSESSION

         If the Landlord is unable to give possession of the Premises on the date of the commencement of the aforesaid term by reason of the holding over of any prior tenant or tenants or for any other reason, an abatement or diminution of the Rent to be paid thereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the term of the Lease beyond the agreed expiration date; and said abatement in Rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining the possession of the Premises. If Landlord is unable to give possession of the Premises to Tenant within thirty days next after the commencement of the term of this Lease, then Tenant shall have the right to cancel this Lease upon written notice thereof delivered to Landlord within ten days after the lapse of said thirty day period, and upon such cancellation, Landlord and Tenant shall each be released and discharged from all liability on this Lease.

                           ARTICLE 6: USE OF PREMISES

         The Premises shall be used by Tenant for vitamin and drug manufacturing and wholesale distribution and related activities and for no other purposes.

                             ARTICLE 7: ALTERATIONS

         A. Tenant will make no alterations, additions or improvements in or to the Premises without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed; and all additions, fixtures, or improvements, except only store and office furniture and fixtures which shall be readily removable without injury to the Premises, shall be and remain a part of the Premises at the expiration of this Lease. Tenant shall not be required to obtain Landlord's consent to non-structural alterations, additions or improvements unless the cost thereof shall exceed $25,000.00.

         B. Tenant shall use and occupy the Premises in accordance with all governmental laws, ordinances, rules, and regulations. Tenant shall not use, or allow the Premises to be used for any purpose other than as specified herein and shall not use or permit the Premises to be used for any unlawful, disreputable, or immoral purpose or in any way that will injure the reputation of the building site.

                               ARTICLE 8: EXTERIOR

         Landlord agrees to keep the exterior part of said Premises in good repair, but Tenant shall give to Landlord seven (7) days written notice of needed repairs and Landlord shall have a reasonable time thereafter to make them. In the event that repairs are required on an emergency basis, the Landlord shall expedite such repairs to the extent possible. However, if any part of the exterior or interior of the Premises is injured or damaged by any breaking and/or entering said Premises, or by an attempt to break and/or enter said Premises, by any third person or persons, Tenant agrees to promptly cause all necessary repairs to be made at Tenant's expense (except as otherwise compensable under the Landlord's insurance coverage) so as to promptly restore said Premises to its condition immediately prior to said breaking and/or entering or said attempt to break and/or enter. In the event additional sanitary facilities are required because of the nature of the operation conducted by the Tenant, it shall be the Tenant's obligation to supply such additional facilities.

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                               ARTICLE 9: INTERIOR

         Tenant agrees to keep interior part of said Premises all windows, screens, awnings, doors, including the overhead truck loading doors, interior walls, pipes, elevators, machinery, plumbing, electric wiring, and other fixtures and interior appurtenances, in good and substantial repair and clean condition at Tenant's own expense--fire, windstorm, or other acts of God alone excepted. All glass, both interior and exterior, is at the sole risk of Tenant and Tenant agrees to replace at Tenant's own expense, any glass broken during the terms of this Lease, and the Tenant agrees to insure and to keep insured, all plate glass in the Premises and to furnish the Landlord with certification of said insurance. It is hereby understood and agreed that in the event there is an air conditioning unit (units) in the Premises, the Tenant shall maintain the same during the term of this Lease and shall return said unit (or units) to the Landlord at the termination of this Lease in good working order, reasonable wear and tear and damage by casualty excepted.

                             ARTICLE 10: REGULATIONS

         A. Tenant shall promptly execute and comply with all statutes, ordinances, rules, order and regulations and requirements of the Federal State, City Government, and of any and all their departments and bureaus, applicable to Tenant's occupancy, operation and use for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected to Tenant's occupancy, operation and use, during the said terms, and shall also promptly comply with and execute all rules, orders, and regulations of the Southeastern Underwriters Association for the prevention of fires, at Tenant's own cost and expense.

         B. Furthermore, Tenant shall comply with all rules and regulations as outlined on Exhibit attached. All rules and regulations shall be uniformly applied by Landlord with respect to all Tenants. In the case of conflict of any of the rules and regulations and this Lease, the Lease shall prevail.

                              ARTICLE 11: INSURANCE

         A. Tenant shall, at all times during the term and during any other period that Tenant actually occupies any portion of the Premises, at it's own expense, keep in full force and effect public liability insurance with minimum limits of Five Hundred Thousand Dollars ($500,000.00) on account of bodily injuries to or death of one (1) person, and One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of more than one (1) person as a result of any one (1) accident or disaster, and Two Hundred Thousand ($200,000.00) on account of damages to property, naming Landlord and Landlord's Mortgagee as additional insured. Tenant shall deliver to Landlord prior to the commencement date or occupancy date, whichever is sooner, and thereafter as required, a certificate of insurance evidencing the coverage required herein. The policy shall provide that the insurer cannot cancel the policy without at least thirty (30) days prior written notice to Landlord. The insurance policy shall be issued by an insurance company reasonably satisfactory to the Landlord.

         B. Tenant shall not carry on any activity in or about the Premises, other than the uses permitted hereunder, which will in any way cause an increase in the insurance rates on the Premises and/or the building. Tenant shall pay as Additional Rent upon demand any increases in such insurance rates resulting from the use of the Premises.

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                           ARTICLE 12: LANDLORD'S LIEN

         A. Tenant hereby grants to Landlord a lien and security interest on all fixtures and equipment of Tenant now or hereafter placed in or upon the Premises, effective upon a default by Tenant and the expiration of the applicable grace period, and such property shall be subject to such lien security interest of Landlord for repayment of all Rent and other sums agreed to be paid by Tenant herein. It is provided, however, the Landlord shall not have a lien with respect to the Premises which would be superior to a lien from a lending institution, supplier or leasing company, if such lending institution, supplier or leasing company has a perfected security interest in the equipment, furniture or other tangible personal property and which security interest has its origin in a transaction whereby Tenant acquired such equipment, furniture or other tangible personal property.

         B. It is understood and agreed that any merchandise, fixtures, furniture, or equipment left in the Premises when Tenant vacates shall be deemed to have been abandoned by Tenant and by such abandonment Tenant automatically relinquished any right or interest herein. Landlord is authorized to sell, dispose of or destroy same.

                       ARTICLE 13: DESTRUCTION OF PREMISES

         A. In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty, during the term of this Lease, whereby the same shall be rendered untenantable, then Landlord shall render said Premises tenantable by repairs within ninety days therefrom. If said Premises are not rendered tenantable, or can not be rendered tenantable, within said time, it shall be optional with either party hereto to cancel this Lease and in the event of such cancellation the Rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidence in writing. During any time that the Premises are untenantable due to causes set forth in this paragraph, the Rent shall be abated. If only a portion of the Premises is rendered untenantable, a just and fair portion of the Rent shall be abated during the time the portion of the Premises is untenantable.

         B. Notwithstanding anything to the contrary contained herein, Landlord may cancel this Lease with no further liability to Tenant in the event that following the destruction or injury to the Premises, Landlord's Mortgagee elects to require Landlord to apply insurance proceeds paid to Landlord as a result of the casualty to reduce any debt secured by the demised Premises, provided (i) the destruction made the Premises untenantable and (ii) all other leases in the building suffering the destruction are being cancelled by Landlord.

                          ARTICLE 14: PERSONAL PROPERTY

         All personal property placed or moved in the Premises shall be at the risk of Tenant or the owner thereof, and Landlord shall not be liable to Tenant for any damages to said personal property unless caused by or due to negligence of Landlord, Landlord's agents or employees.

                        ARTICLE 15: CHARGES FOR SERVICES

         It is understood and agreed between the paries hereto that any charges against Tenant by Landlord for services, utilities or for work done on the Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as rent due and shall be incurred in any lien for rent.

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                          ARTICLE 16: SIGNS AND AWNINGS

         No awnings, sign or signs shall be attached to or erected on the exterior of the Premises without the written consent of Landlord having first been obtained, which consent will not be unreasonably withheld or delayed by the Landlord. Tenant is required to comply with all existing and reasonable future rules and regulations of the Landlord, as well as city, county, and state regulations regarding signs or signage on or about the Premises.

                           ARTICLE 17: RIGHT OF ENTRY

         Landlord or any of his agents, shall have the right, upon reasonable oral notice, to enter said Premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservations thereof, or of said building or to exhibit said Premises to prospective purchasers or lenders and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within sixty days before the expiration of this Lease (and, in connection therewith, to exhibit same to prospective tenants). Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease.

                                ARTICLE 18: TIME

         It is understood and agreed between the parties hereto that time is the essence of all of the terms and provisions of this Lease.

                               ARTICLE 19: NOTICES

         It is understood and agreed between the parties hereto that written notice addressed to Tenant and mailed certified mail, return receipt requested, or personally delivered to the Premises shall constitute sufficient notice to the Tenant, and written notice addressed to Landlord and similarly mailed or personally delivered to the office of Landlord shall constitute sufficient notice to the Landlord, to comply with the terms of this Lease. Notices shall be effective, if mailed, when received (or the date when acceptance refused) and, if personally delivered, the date of delivery. For the purposes hereof, notices to Tenant shall be mailed or delivered to 5350 N.W. 165 Street, Miami, Florida 33014 to the attention of Mr. Robert Band, Chief Financial Officer.

                  ARTICLE 20: LANDLORD'S REMEDIES UPON DEFAULT

         A. (1) If Tenant shall at any time (i) be in default in the payment Rent, Additional Rent, or other sums of money required to be paid by Tenant and Tenant shall fail to remedy such default within ten (10) days of the date such sum is due; (ii) violate any restriction or rule in the building rules and fail to remedy such violation within thirty (30) days after receipt of written notice thereof, (iii) be in default in the performance of any covenant, term, condition, provision, rule, or regulation of this Lease, and Tenant shall fail to remedy such default within fifteen (15) days after receipt of written notice thereof (but Tenant shall not be deemed to be in default if Tenant commences to remedy said default within said fifteen (15) day period, and proceeds therewith with due diligence); (iv) commit waste upon the Premises; (v) vacate the Premises; or (vi) become insolvent or make an assignment for the benefit of creditors, or if a receiver or trustee of Tenant's property shall be appointed, or if proceedings under any chapter of the United States Bankruptcy Code shall be instituted by or against Tenant and shall not be dismissed within sixty (60) days after being filed, or if any event shall happen which, aside from this provision, would cause any assignment or devolution of Tenant's interest or

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occupancy hereunder by operation of law; then, in any such event, Landlord, in addition to all other remedies given to Landlord in law or in equity, may by written notice to Tenant, terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings or otherwise. In any event, Landlord may dispossess the Tenant, it being the understanding that under no circumstances is this Lease to be an asset for Tenant's creditors by operation of law or otherwise.

                  (2) In the event of such re-entry, Landlord may relet the Premises without being obligated so to do, and in the event of a reletting may apply the rent therefrom first to the payment of Landlord's expenses, including reasonable attorney's fees incurred by reason of Tenant's default, and the reasonable expense of reletting, including, without limitation, commissions, repairs, renovation or alteration of the Premises and then to the amount of Rent, Additional Rent, and all other sums due from Tenant hereunder, Tenant remaining liable for all other sums due from Tenant hereunder and for any deficiency. Any and all such deficiencies shall be payable by the Tenant monthly on the date herein provided for the payment of Rent.

         B. In the event of default by Tenant of any of the terms, provision, covenants conditions, rules, and regulations of this Lease, Landlord shall have the right to invoke any remedy permitted to Landlord in law or equity, including the right to terminate this Lease. Such remedies shall include the right to sue immediately for any and all damages, including immediate payment of all Rent and Additional Rent owing for the remainder of the term hereof. No termination of this Lease and no taking or recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant and Tenant shall remain liable for all past or future Rent, Additional Rent, and all other charges payable by Tenant under this Lease, during and for the balance of the term hereof. The bringing of any action for Rent or other default shall not be construed as a waiver of the right to obtain possession of the Premises.

         C. If suit shall be brought for recovery of possession of the Premises, for the recovery of Rent, or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including reasonable attorney's fees both trial and appellate.

                       ARTICLE 21: ENVIRONMENTAL INDEMNITY

         A. Tenant, its successors and assigns, hereby indemnify and agree to defend and hold harmless Landlord and its partners, agents, employees, officers and directors from any and against all losses, liabilities, claims, damages, penalties, costs and expenses including, without limitation, reasonable attorney's fees and disbursements arising out of the use, generation, storage, release, threatened release, or disposal of Hazardous Materials by Tenant, its employees, contractors, agents, invitees, licensees and anyone claiming under or through any of them (hereinafter, for purposes of this Section 21, the aforementioned may be referred to collectively as "Tenant") upon, about or beneath the Premises or arising in any manner whatsoever out of the violation or claimed violation by Tenant or any applicable state, city, county or federal laws, rules or regulations (collectively, "Environmental Laws") or otherwise pertaining to Tenant's use of the Premises and Tenant's activities thereon. As used in this Lease, the term "Hazardous Materials" shall mean (i) those substances included within the definitions of "hazardous materials", "hazardous substances", "toxic substances", or "solid wastes" or of comparable defined terms, in, as applicable, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., as amended; the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.; Chapters 73 and 406, Florida

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Statutes and all other applicable state, city, county and federal Environmental
Laws that may have been enacted or may be enacted in the future and the regulations adopted and publications promulgated pursuant to said laws.

         B. The aforementioned indemnity obligations shall include, but not be limited to, the burden and expense of defending all suits and administrative proceedings (with counsel reasonably approved by the indemnitee), and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all liens, judgements, penalties or other sums due against such indemnified person.

         C. The obligations in this Section 21 shall survive the expiration of the Term.

         D. At no cost to Landlord, Tenant shall promptly provide all information requested by Landlord, the State of Florida or any governmental or quasi-governmental agency regarding spills, discharges or hazardous substances or waste at the Premises. Tenant acknowledges that, in connection with its business, it is considered a small quantity user of certain Hazardous Materials and at its sole cost and expense shall, if required by law, register such usage with the appropriate government agency and take such other measures as appropriate and required by law. Tenant covenants, represents and warrants that Tenant and the Premises shall remain in compliance with all applicable Environmental Laws. Tenant will take measures required by applicable governmental regulations to contain any spills of Hazardous Materials.

                     ARTICLE 22: INDEMNIFICATION OF LANDLORD

         In consideration of said Premises being Leased to Tenant for the above rental, Tenant agrees: That Tenant, at all times, will indemnify and keep harmless Landlord from all losses, damage, liabilities and expenses which may arise or be claimed against Landlord and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any person, firm or corporation, consequent upon or arising from the use or occupancy of said Premises by Tenant, or consequent upon or arising from any acts, omissions, neglect or fault of Tenant, (his agents, servants, employees, licenses, customers, or invitee) or consequent upon or arising from Tenant's failure to comply with the aforesaid laws, statues, ordinances or regulations; that Landlord shall not be liable to Tenant for any damages, losses or injuries to the person or property of Tenant which may be caused by the acts, neglect, omissions or faults of any person, firm or corporation, and that Tenant will indemnify and keep harmless Landlord from all damages, liabilities, losses, injuries, or expenses, which may arise or be claimed against Landlord and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any person, firm or corporation, where said injuries or damages arises about or upon said Premises. The foregoing shall not be construed as an indemnification by Tenant of Landlord for damages occurring as a result of intentional or negligent acts or omissions of the Landlord, its agents, servants or employees.

                        ARTICLE 23: NO WAIVER BY LANDLORD

         No waiver of any of the terms, covenants, provisions, conditions rules, and regulations imposed or required by this Lease, and no waiver of any legal or equitable relief or remedy shall be implied by the failure of Landlord to assert any rights or to declare any forfeiture, or for any other reason. No waiver of any of said terms, provisions, covenants, rules, and regulations shall be valid unless it shall be in writing signed by the Landlord. No waiver or forgiveness of performance by Landlord in respect to one or more tenants of the building shall constitute a waiver of forgiveness of performance in favor of Tenant herein, or any other tenant. No waiver of any pledge of this Lease or the forgiveness of performance of any one or more of the terms, provisions,

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conditions, rules, and regulations of this Lease may be claimed or pleaded by
Tenant to excuse a subsequent pledge or failure of performance of any other terms, provisions, conditions, covenants, rules, and regulations of this Lease.

                         ARTICLE 24: PEACEFUL POSSESSION

         Subject to the terms, conditions, and covenants of this Lease, Landlord warrants and agrees that Tenant shall and may peaceably have, hold and enjoy the Premises above described, without hindrances or molestation by Landlord.

                          ARTICLE 25: HEIRS AND ASSIGNS

         This Lease and all provisions, covenants and conditions thereof shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto, except that no person, firm, corporation, or court officer holding under or through Tenant in violation of any of the terms, provisions or conditions of this Lease, shall have any right, interest or equity in or to this Lease, the terms of this Lease or the Premises covered by this Lease.

                      ARTICLE 26: BEYOND LANDLORD'S CONTROL

None of the acts, promises, covenants, agreements or obligations on the part of the Tenant to be kept, performed or not to be performed as the case may be, nor the obligation of the Tenant to pay Rent and/or Additional Rent or other charge or payment shall be in anyway waived, impaired, excused or affected by reason of the Landlord being unable at any time or times during the terms of this Lease to supply, or being prevented from, or delayed in supplying heat, light or any other service expressly or implied in the part of the Landlord to be supplied, or by reason of the Landlord being unable to make any alterations, repairs or decorations or to supply any equipment for fixtures, or any other promise, covenant, agreement or obligation on the part of the Landlord to be performed, if the Landlords inability or delay shall arise by reason of any law, rule or regulation of any Federal, State Municipal or other governmental department, agency or subdivision thereof, or by reason of conditions of supply and demand due to national emergency or other conditions or causes beyond the Landlord's control.

                           ARTICLE 27: EMINENT DOMAIN

         A. In the event any portion of the Premises is taken by any condemnation or eminent domain proceedings, the monthly rental herein specified to be paid shall be ratably reduced according to the area of the Premises which is taken, and Tenant shall be entitled to no other consideration by reason of such taking, and any damages suffered by Tenant on account of the taking of any portion of said Premises, and any damages to any structures erected on said Premises, respectively that shall be awarded to Tenant in said proceedings shall be paid to and received by Landlord, and Tenant shall have no right therein or thereto or to any part thereof, and Tenant does hereby relinquish and assign to Landlord all of Tenant's rights and equities in and to any such damages. Should all of the Premises be taken by eminent domain, then and in that event, Tenant shall be entitled to no damages or any consideration by reason of such taking, except the cancellation and termination of this Lease as of the date of said taking. Notwithstanding the foregoing, Tenant shall be entitled to file a claim in a condemnation proceeding for fixtures and equipment owned by Tenant, relocation costs and other claims specifically permitted by statute, providing same does not diminish the award to which the Landlord is entitled.

         B. Notwithstanding anything to the contrary herein, Landlord may cancel this Lease with no further liability of Tenant in the event that following a taking by condemnation or right of eminent domain, Landlord's Mortgagee elects to require Landlord to apply any proceeds paid to Landlord as a result of the condemnation or eminent domain proceedings to reduce the debt secured by the demised Premises, provided (i) it is a total or material taking and (ii) all other leases included in the taking are cancelled by Landlord.

         C. Tenant shall have the right to cancel this Lease upon a condemnation if, as a result of such condemnation, it shall not be economically viable for Tenant to operate its business in the part of the Premises remaining after the taking by condemnation.

                        ARTICLE 28: SURRENDER OF PREMISES

         A. The Tenant shall keep the Premises in good condition, repair and appearance. The Tenant shall quit and surrender the Premises at the end of the Term in good condition, reasonable wear and tear and damage by casualty excepted. In the event Landlord does not consent to the Tenant's making alterations, additions or improvements, as provided in Article 7, Landlord reserves the right, thirty (30) days prior to the end of the Term, to demand that Tenant remove said alterations or improvements or leave same. In the event that Landlord requires the removal of said alterations or improvements, then Tenant shall restore the Premises to their condition prior to the installation of said additions or improvements. Unless Landlord requires their removal, all alterations, additions and improvements, which are permanent in character, which shall have been made upon the Premises either by the Landlord or the Tenant, except furniture or movable fixtures, machinery and equipment installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of this Lease, without compensation to the Tenant.

         B. Tenant agrees that, if Tenant does not surrender to Landlord, at the end of the term of this Lease, or upon any cancellation of the term of this Lease, said Leased Premises, then Tenant will pay to Landlord until the date of such surrender Rent at the rate of 200% of the Rent being paid immediately prior to the expiration or termination of the Lease.

                         ARTICLE 29: DISCHARGE OF LIENS

         A. Tenant further agrees that Tenant will pay all liens of contractors, subcontractors, mechanics, laborers, materialmen and other items of like character, and will indemnify Landlord against all legal costs and charges, bond premiums for release of liens, including counsel fees reasonably incurred in and about the defense of any suit on discharging the said Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. It is understood and agreed between the parties hereto that the costs and charges above referred to shall be considered as Rent due and shall be included in any lien for Rent.

         B. The Tenant herein shall not have any authority to create any liens for labor or material in the Landlord's interest in the above described property and all persons contracting with the Tenant for the destruction of removal of any building or for the erection, installation, alteration, or repair of any building or other improvements in the Premises and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look to the Tenant and to the Tenant's interests only in the Premises to secure the payment of any bill for work done or material furnished during the term of this Lease.

                       ARTICLE 30: COMMON AREA MAINTENANCE

         For the purposes of this Article and Article 2, the "Common Areas" are defined as including but not limited to the sidewalks, curbs, parking area, landscaped areas, roof, driveways and other areas not located within the Leased building. Landlord shall maintain or caused to be maintained the Common Areas in good order and repair and Landlord will provide periodic sweeping, loose trash removal, shrubbery and tree maintenance. The Tenant however, at its own cost and expense, shall keep all portions of the Premises and adjoining area in a clean and orderly condition, free of dirt, rubbish, and unlawful obstructions placed thereon by Tenant, its employees, agents or invitees. Tenant shall further maintain, at its own expense, any additional landscaping placed on or about the property by Tenant.

                           ARTICLE 31: ATTORNEY'S FEES

         In the event that there shall be any litigation between Landlord and Tenant in connection with this Lease, the parties agree that the prevailing party shall be entitled to recover from the non-prevailing party all reasonable costs and expenses, including reasonable attorneys fees at the trial and appellate levels.

                            ARTICLE 32: WATER DAMAGE

         It is expressly agreed and understood by and between the parties that the Landlord shall not be liable for any damage or injury by water, to Tenant's contents or improvements, which may be sustained by the said Tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building. Notwithstanding the foregoing, Landlord shall be liable for any such damage or injury if it results from the gross negligence of Landlord, its agents, servants or employees.

          ARTICLE 33: MORTGAGE SUBORDINATION AND ESTOPPEL CERTIFICATE

         A. This Lease is and shall be subject and subordinate to any and all permanent or building loan mortgages covering the fee of the Leased Premises now existing or hereafter made by Landlord and to all advances made or to be made thereon and to all renewals, modifications, consolidations, replacements, or extensions thereof, and the lien of any such mortgage or mortgages shall be superior to all rights hereby or hereunder vested in Tenant to the full extent of the principal sums secured thereby and interest thereon, provided the holder of any such mortgage shall enter into a non-disturbance agreement with Tenant whereby such holder will agree not to disturb Tenants' occupancy under this Lease if Tenant is not in default hereunder. Subject to the foregoing, this provision shall be self-operative and no further instrument of subordination shall be necessary to effectuate such subordination, and the recording of any such mortgage shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording.

         B. Tenant, upon request of Landlord or any holders of a mortgage against the fee, shall from time to time deliver or cause to be delivered to Landlord or such mortgagee, within ten (10) days from date of demand a certificate duly executed and acknowledged in form for recording, without charge, certifying, if true, that this Lease is valid and subsisting and in full force and effect and that Landlord is not in default under any of the terms of this Lease.

                        ARTICLE 34: LANDLORD'S LIABILITY

         Notwithstanding any provision in this Lease to the contrary, Tenant agrees that Tenant shall look solely to Landlord's interest under this Leasehold estate in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease on the part of the Landlord to be performed or observed, and no other assets of Landlord shall be subject to levy, execution, or other judicial process or award for the satisfaction of Tenant's claim.

                   ARTICLE 35: APPLICABLE LAW AND CONSTRUCTION

         The laws of the State of Florida shall govern the validity, performance, enforcement, and interpretation of this Lease. The invalidity or unenforceability of any provision of this shall not affect or impair any other provision. The submission of this document for examination does not constitute an offer to Lease, or a reservation of or option for the Premises and becomes effective only upon execution and delivery thereof by Landlord and Tenant. This Lease may be modified or altered only by agreement in writing between the parties. Tenant shall have no right to quit the Premises or cancel or rescind this Lease except as expressly granted herein. No surrender of the Premises for the remainder of the term of the Lease shall be valid unless accepted by Landlord in writing.

                              ARTICLE 36: CAPTIONS

         The captions of the paragraphs of this instrument are solely for convenience and shall not be deemed a part of this instrument for the purpose of construing the meaning thereof, or for any other purpose.

                             ARTICLE 37: ASSIGNMENT

         A. Tenant shall not assign, transfer, subLease, license, concession, mortgage, pledge, or otherwise encumber the demised Premises or any part thereof without the express, written consent of Landlord, (and Mortgagees if required) first obtained; provided, however, that Landlords consent shall not be unreasonably withheld or delayed. In the event of any assignment, transfer or subLease by Tenant, Tenant shall remain liable for the full performance of each and every covenant and condition hereunder. Any consent to subletting or assignment shall not constitute a waiver of the necessity for consent to any subsequent assignment or subletting.

         B. An assignment includes one or more sales or transfers by operation of law or otherwise by which an aggregate of more than 50% of Tenant's shares (in the case of a corporate Tenant) in any one year shall transferred to a party or parties who are not shareholders as of the date of this Lease. This paragraph shall not apply in the event that Tenant's shares are listed on a recognized stock exchange or if at least 80% of Tenant's shares are owned by a corporation whose shares are listed on a recognized stock exchange. For purposes of this paragraph, share ownership shall be determined in accordance with the principals set forth in Section 544 of the Internal Revenue Code of 1954.

         C. Anything in this Article to the contrary notwithstanding, Landlord's consent shall not be required in connection with an assignment or sublease by Tenant to its parent, a subsidiary or an affiliate corporation or in connection with a consolidation or merger.

                           ARTICLE 38: OPTION TO RENEW

         A. It shall be a condition precedent to the right of Tenant to exercise the options below, that at the time of exercising the options, and at the commencement of the Option Periods, that Tenant shall not be in default in the payment of Rent or Additional Rent hereunder or any other covenants or conditions contained herein. Any termination of this Lease shall terminate any right of extension hereunder.

         B. Tenant shall have two five (5) year options to extend this Lease. Rent during these options shall be:

                  FIRST OPTION PERIOD
                  -------------------
                  Year    1    $4.96 per square foot
                          2    $5.16 per square foot
                          3    $5.37 per square foot
                          4    $5.58 per square foot
                          5    $5.81 per square foot

                  SECOND OPTION PERIOD
                  --------------------
                  Year    1    $6.04 per square foot
                          2    $6.28 per square foot
                          3    $6.53 per square foot
                          4    $6.79 per square foot
                          5    $7.06 per square foot

                         ARTICLE 39: PARKING AND ACCESS

         Tenant, its business invitees and customers, shall have reasonable use of the adjacent parking area in common with adjoining tenants at no additional cost or expense.

                       ARTICLE 40: PENALTIES AND INTEREST

         Notwithstanding any other language to the contrary in this Lease, Tenant shall pay a late charge penalty of 10% of any Rent and Additional Rent not paid within ten (10) days after same is due. Furthermore, Tenant shall pay 18% interest calculated on a per annum basis on any balance remaining unpaid which is past due for thirty (30) days.

                        ARTICLE 41: LANDLORD IMPROVEMENTS

NONE

                           ARTICLE 42: SECURITY PATROL

         Subject to the provision of Article 2A(iv) above, Tenant agrees to be a participant in the Palmetto Lakes Industrial Park Association, Inc., Security Patrol and agrees to abide by all the rules and regulations promulgated by said association, provided same are uniformly applied to all members and participants. The Tenant further agrees to pay its prorated share of all assessments for security patrol imposed by the association during the term of this Lease. In the event that Tenant fails to comply herewith, Landlord may elect to treat such non-compliance as a default under the terms and conditions of this Lease and the Landlord shall be entitled to all remedies provided for in this Lease in the event of Tenant's default.

                               ARTICLE 43: BROKER

         Tenant covenants, represents and warrants that in connection with this Lease, it has dealt with no broker or finder. Tenant agrees to indemnify Landlord against any and all loss, liability, cost or expense (including reasonable attorneys' fees and disbursements) for brokerage or finder's fees arising from this Lease resulting from Tenant's acts.

                              ARTICLE 44: EXPANSION

         A. It shall be a condition precedent to the right of Tenant to occupy the space described below, that at the time of the initial occupancy, Tenant shall not be in default in payment of Rent or Additional Rent hereunder or any other covenants or conditions contained herein. Any termination of this Lease shall terminate any right of expansion hereunder.

         B. Tenant agrees to expand its occupancy to include the 10,228 square feet currently occupied by Sentry Supplement ("Sentry Space") and located at 16624 N.W. 54th Avenue, Miami, Florida 33014. Tenant agrees to take occupancy of the Sentry Space in its present "as is" condition immediately upon the vacating of the Sentry Space but in no event prior to August 1, 1995. Rent for the Sentry Space will be in accordance with the schedules of rent described in Articles 1, 2 and 38 hereof at the time of initial occupancy and thereafter.

         C. Landlord agrees to not renew Sentry Supplement's Lease at the end of its current lease term, so long as Tenant is not in default of this Lease at that time.

         D. Tenant will increase its security deposit as described in Article 3 at the time of takeover of the Sentry Space by an amount equal to one month's total Rent plus Additional Rent as described in Articles 1 and 2 with respect to the Sentry Space.

         E. Landlord agrees to give Tenant written notice 15 days prior to the availability of the Sentry Space so as to afford Tenant an opportunity to inspect the Sentry Space as to its physical condition and its environmental status. If, within said 15-day period for due diligence, Tenant shall find, as a result of such inspections, that work must be done as to the physical condition of the Sentry Space to restore it to its present "as is" condition or remedial work is required in order to remove any environmental problems affecting the Sentry Space, Tenant shall give written notice of same within said 15-day period and within 5 business days of receipt of said written notice from Tenant, Landlord shall give written notice to Tenant as to whether or not the Landlord shall restore the Sentry Space as requested in Tenant's written notice. If the Landlord refuses to restore the Sentry Space as requested, then Tenant shall not be obligated to take possession of the Sentry Space and this expansion right shall expire and be of no further force or effect; provided, however, that if the Tenant elects within 5 business days of receipt of Landlord's written notice of refusal to restore the Sentry Space to take possession of the Sentry Spare without the occurrence of such restoration, then Tenant shall be obligated to pay Rent and Additional Rent for the Sentry Space. In the event that the Landlord elects to restore the Sentry Space as requested, then the Landlord shall do such work (at its own cost and expense) and the Tenant shall be obligated to take possession of the Sentry Space and to pay Rent and Additional Rent for the Sentry Space commencing 5 business days after receipt of written notice of restoration from the Landlord that all such work has been completed; provided, however, if Tenant elects not to take possession of the Sentry Space, within 5 business days of receipt of such notice of restoration from the Landlord, then Tenant's rights to expand to the Sentry Space shall expire and be of no further force and effect, and Tenant agrees to reimburse the Landlord for all monies expended by the Landlord in connection with restoring the Sentry Space pursuant to the

Tenant's request, and if Tenant fails to reimburse the Landlord said monies within 10 days of receipt of written demand for said payment, Tenant shall be in default under the terms and conditions of the Lease.

                         ARTICLE 45: OPTION TO PURCHASE

         A. Provided Tenant is not in default under any of the terms, covenants and conditions of this Lease, then, and in that event, Tenant shall have the exclusive option to purchase ("Option") the buildings known as and by Street Numbers 16600-16698 N.W. 54th Avenue, Miami, Florida 33014 (the "Property") for a purchase price as hereinafter set forth upon the terms of the Contract for Sale and Purchase attached hereto as Exhibit A and made a part hereof, (the "Contract") the terms of which Contract shall govern the sale and purchase of the Property if the Option is exercised by Tenant. This Option shall exist during the term of this Lease and any renewals hereof, unless sooner terminated by any other provisions contained herein. The Property is more particularly described in the Contract, it being understood and agreed that the Property shall include all buildings on the Property as well as all areas and space between the buildings on the Property.

         B. Tenant agrees that it will give Landlord not less than sixty (60) days prior written notice of its exercise of the within option and the closing of sale with respect to the Property shall be sixty (60) days after the date that Tenant has exercised the within option.

         C. No later than thirty (30) days after Tenant provides Landlord with written notice of its intent to exercise the Option, Tenant shall deposit in escrow with Mershon, Sawyer, Johnston, Dunwoody and Cole, Attorneys at Law, the sum of $50,000.00 which shall serve as a good faith deposit for Tenant's performance under the Option. The disposition of said deposit shall be as provided in the Contract. In the event that the Landlord is entitled to recover the deposit as liquidated damages pursuant to the Contract, then this Option shall thereupon terminate.

         D. The purchase price for the Property, which shall be payable by bank check or wire-transferred funds, shall be $35.00 per square foot (it being agreed that the Property consists of 78,000 square feet), provided Tenant shall have exercised the within option on or before August 1, 1995. In the event that the within option shall not have been exercised by that date, then, and in that event, the purchase price shall be increased by four (4%) percent effective August 1, 1995 for the option period to and including July 31, 1996 and, thereafter, on each August 1st during the term of this Lease, the purchase price shall be increased by an additional four (4%) percent over and above the purchase price in effect for the previous year.

         E. The parties hereto agree to execute and record, upon the execution of this Lease, a Memorandum of Lease, which Memorandum, among other things, shall indicate the existence of the within option.

         F. Anything herein to the contrary notwithstanding, it is understood and agreed that the Tenant shall have a period of thirty (30) days from the date of exercise of the within Option to investigate and determine whether there are any land use plans, zoning, restrictions, prohibitions or other governmental requirements which would affect the Property and to make such inspections as it may desire with respect to the physical condition of the building, the land and compliance with environmental laws and regulations. In the event that the Tenant shall, for any reason, not be satisfied with the results of such inspection, then, and in that event, Tenant may, within such thirty (30) day period, notify Landlord of its intention not to proceed with closing of title with respect to the Property, whereupon its obligations to close pursuant to its exercise of the Option shall be deemed null and void and of no further force and effect. In such event Tenant shall be entitled to the return of its deposit in full and this Option shall be terminated. In such event, the Lease will, in all other respects, remain in full force and effect. In the event that Tenant shall fail to so notify Landlord within said thirty (30) day period, the provisions of this paragraph shall be deemed null and void and Tenant shall be required to proceed with the closing of title with respect to the Property pursuant to the terms of the Contract.

                           ARTICLE 46: EXISTING LEASE

         Upon the execution of the within Lease by Landlord and Tenant, those two (2) leases between Landlord and Tenant affecting the Premises, dated August 1, 1982 and March 15, 1992 shall be deemed cancelled and of no further force and effect, effective upon the commencement of this Lease.

         IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease at Miami, Florida on the day and year first written.

WITNESS                                  PALMETTO LAKES REALTY ASSOCIATES, LTD.,
                                         LANDLORD

                                         BY: HRM REALTY, INC., (G.P.)
---------------------------------

---------------------------------        BY: /s/ DAVID S. KLEGER
                                            ------------------------------------
                                            DAVID S. KLEGER, President

WITNESS                                  ROYCE LABORATORIES, INC.,
                                         TENANT

---------------------------------        BY: /s/ ROBERT E. BAND
                                            ------------------------------------
---------------------------------           ROBERT E. BAND, Vice President
                                            of Finance

                                     EXHIBIT
                                TO LEASE BETWEEN
                     PALMETTO LAKES REALTY ASSOCIATES, LTD.
                                       AND
                            ROYCE LABORATORIES, INC.

                      DATED THE 27TH DAY OF APRIL 1995

                              RULES AND REGULATIONS

1. Tenant, its employees and invitees shall observe all traffic regulations, including posted speed restrictions and warning and stop signs. Landlord shall have the right of enforcing these regulations by appropriate measures.

2. Tenant shall not permit smoking in the Warehouse Space except in designated smoking areas where smoking permits are displayed and safe receptacles and containers shall be provided by Tenant for discarded cigars, cigarettes and ashes.

3. Tenant shall not permit storage of merchandise, packing materials, car plates, pallets, waste or refuse on loading platforms, approaches.

4. Where, in the course of daily operations, it is necessary to temporarily keep pallet, car plates or handling equipment on the loading platform Tenant will see that these articles do not come in contact with outside warehouse walls in such a way as to chip or mar them.

5. Tenant will not fuel fork machines and other gasoline powered equipment inside warehouse buildings.

6. Tenant shall maintain platforms, track areas and ground adjacent to warehouse buildings in neat and orderly condition. Waste paper, packing materials, lumber and refuse shall be gathered and disposed of at least daily. Sufficient refuse cans shall be placed near operating areas to permit convenient use of same by Tenant's employees and invitees.

7. Automobiles belonging to Tenant, its employees and invitees shall be parked only in areas designated by Landlord.

8. Doors in Premises shall not be covered or unreasonably obstructed by Tenant.

9. Waterclosets and other plumbing shall be used for no other purpose than those for which they were intended and no sweeping rubbish, rags or improper articles or materials shall be thrown therein. It is recognized by the parties that chemicals, paint and thinners are especially injurious to the proper functioning of the property sewage disposal system and, without limitation, shall not be disposed of in such sewage system.

10. No signs, advertisement or notices of any kind shall be painted or affixed to any part of the outside of the demised Premises except as permitted by the Lease.

11. No person of disorderly character shall be allowed to frequent or to remain on or about the Premises.

12. No nuisance, public or private, shall be created or permitted in the Premises and the Premises shall be conducted so that no annoyance is caused to Landlord's employees or other tenants of the Landlord. It is recognized that the Premises are part of a general warehouse area in which numerous tenants are located and that reasonable supervision of the use of the Premises is necessary in order to efficiently maintain and operate the entire warehouse area and the parties, therefore, agree that the Landlord shall have the exclusive and sole right within the concept of reasonableness of determining what constitutes a nuisance and that its determination shall be binding and absolute.

13. Upon termination of the Lease, the doors and windows of the building shall be left securely fastened and the keys of the offices, rooms and toilet rooms shall be delivered to the Landlord.

14. Tenant's firefighting and prevention apparatus shall be adequate and sufficient and shall be kept in proper working condition and accessible at all times, so as to at least conform to all applicable laws, ordinances and regulations.

15. The sidewalks, passages, exits and entrances shall not be obstructed by any of the tenants or used by them for any purpose other than ingress to and egress from their respective Premises. The roof is not for the use of the general public and the Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing therein contained shall be construed to prevent such access to persons with whom the tenants normally deal in the ordinary course of tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of any building except to perform repairs consistent with the terms of the Lease.

16. Tenant shall not cause Landlord unnecessary labor cost by reason of Tenant's carelessness or indifference in the preservation of good maintenance to the common area. Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects by the janitor or any other employee or any other person, except as provided in the Lease.

17. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein nor shall any animals or birds be brought in or kept in or about the Premises or the building. No tenant shall make or permit to be made any unseemingly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way. No tenant shall throw anything out of doors.

18. Except in designated office area no tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord, which approval shall not be unreasonably withheld or delayed. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the tenant by whom or by whose contractors, employees or invitees the damage shall have been caused.

19. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the buildings of any person. In case of invasion, mob, riot, public excitement or other commotion, the Landlord reserves the right to prevent access to the building during the continuance of the same by closing of the doors or otherwise for the safety of the tenants and protection of property in the building and the buildings.

20. After reasonable notice to Tenant Landlord reserves the right to exclude or expel from the buildings any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who does any act in violation of any of the rules and regulations of the Center.

21. Tenant agrees that it shall comply with all reasonable fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

22. Landlord reserves the right by written notice to Tenant to rescind, alter or waive any rule or regulation at any time prescribed for the Center when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Center and its tenants.

23. Tenant shall not disturb or solicit any occupant of the Center and shall cooperate to prevent same.

Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional reasonable rules and regulations which are adopted by Landlord, provided same are uniformly applied to all tenants.

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